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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2000

                        PAINEWEBBER R&D PARTNERS II, L.P.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                             33-14582               13-3437420
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(State or Other Jurisdiction     (Commission File          (IRS Employer
of Incorporation)                     Number)           Identification No.)

              1285 Avenue of the Americas, New York, New York 10019
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 713-2000

                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)

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                        PAINEWEBBER R&D PARTNERS II, L.P.

Item 5.

         On February 17, 2000 the Delaware Chancery Court (the "Court") signed an order of final judgment (the "Final Order") resolving all settlement matters in the action entitled PaineWebber R&D Partners II, L.P. v. Centocor, Inc., et al. The Final Order was filed with the Registrar of the Court on February 22, 2000. The terms of the settlement have previously been disclosed in the Registrant's Form 10-K for the year ended December 31, 1998. The Final Order is subject to a 30-day appeal period which shall expire on March 21, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PAINEWEBBER R&D PARTNERS II, L.P.
                                         (Registrant)

                                By: PaineWebber Technologies II, L.P.
                                    (General Partner)

                                By: PWDC Holding Company
                                    (General Partner of the General Partner)

                                By: /s/ Dhananjay Pai
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                                Dhananjay Pai

Date: March 2, 2000